CASH WARRANT AGREEMENT

This Cash Warrant Agreement (“Warrant Agreement”) is entered into by and between SPYR, Inc., a Nevada Corporation (“Company”), with a business address of 4643 South Ulster Street, Suite 1510, Regency Plaza, Denver Colorado 80237, and William D. Moreland, with an address of 1655 East Layton Drive, Englewood, CO 80113 (“Warrant Holder”). Both Company and Warrant Holder may be referred to individually as a “Party” and collectively as the “Parties.”

1.       Issuance. Company shall issue to Warrant Holder a certificate (“Warrant Certificate”) dated May 30, 2018, providing Warrant Holder, and any subsequent assignee or transferee of Warrant Holder, with the right to purchase, at any time, commencing after March 30, 2018 (“Effective Date”) until the Expiration Date (defined below in Section 3), up to one million (1,000,000) restricted shares of common stock of Company (“Warrant Shares”) in the following amounts and at the following exercise prices: (i) 500,000 shares at fifty cents ($0.50) per Warrant Share; (ii) 250,000 shares at seventy-five cents ($0.75) per Warrant Share; and (iii) 250,000 shares at one dollar ($1.00) per Warrant Share. The Warrant Certificate issued hereunder shall be non-cancelable and non-callable by Company.

2.       Warrant Certificates. The Warrant Certificate to be delivered pursuant to this Warrant Agreement shall be in the form attached hereto as Exhibit A.

3.       Exercisability of Warrants. The Warrant Certificate shall expire if and to the extent the Warrant Shares are not exercised by May 29, 2021 (“Expiration Date”).

4.       Procedure for Exercise of Warrant Shares. The Warrant Shares are exercisable in the following amounts and at the following exercise prices: (i) 500,000 shares at fifty cents ($0.50) per Warrant Share; (ii) 250,000 shares at seventy-five cents ($0.75) per Warrant Share; and (iii) 250,000 shares at one dollar ($1.00) per Warrant Share. (each a respective “Exercise Price”). Upon surrender of a Warrant Certificate with the attached form of Election to Purchase Warrant Shares fully completed and duly executed, together with payment of the Exercise Price for the Warrant Shares purchased, at the Company's principal offices at 4643 South Ulster Street, Suite 1510, Regency Plaza, Denver Colorado 80237, Warrant Holder shall be entitled to receive a restricted stock certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by the Warrant Certificates are exercisable at the option of Warrant Holder, in whole or in part. Upon the exercise of less than all of the Warrants evidenced by a Warrant Certificate, Company shall forthwith issue to Warrant Holder a new warrant certificate (“Adjusted Warrant Certificate”) representing the number of the remaining unexercised Warrant Shares.

5. Issuance of Stock Certificate. Upon the exercise of a Warrant Certificate or Adjusted Warrant Certificate, the issuance of stock certificate(s) for Warrant Shares shall be made within ten (10) business days thereafter, and such stock certificate(s) shall be issued in the name of, or in such names as may be directed by Warrant Holder. Upon exchange of the Warrant Certificate by Warrant Holder for a partial exercise of the Warrant Shares, Company shall issue Warrant Holder an Adjusted Warrant Certificate, legally binding as of the Effective Date and pursuant to the terms of this Warrant Agreement.

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6.        Transfer of Warrants. Warrant Holder, by its acceptance hereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof. The Warrant Shares may only be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, subject to the applicable restrictions set forth in Warrant Holder’s Stock Purchase Agreement dated May 30, 2018, and subject to compliance with applicable securities laws. Any costs associated with any transfer (transfer agent fees, legal, copying charges, etc.) shall be the sole and exclusive responsibility of Warrant Holder. This Warrant Agreement, and the rights and obligations of the Parties hereunder, will be binding upon and inure to the benefit of the Parties’ respective successors, assigns, heirs, executors, administrators and legal representatives.

7.       Registration Under the Securities Act of 1933. As of the Effective Date, neither the Warrant Agreement nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (“Securities Act”). Upon exercise, in whole or in part of the Warrant Shares, a stock certificate representing the Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

The Company shall use its best efforts to file with the SEC a registration statement that includes the Purchased Shares within ninety (90) days of the Closing.

8.       Exchange and Replacement of Warrant Certificate. Upon receipt by Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrant Certificate or any Adjusted Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant Shares, if mutilated, Company will make and deliver a new Warrant Certificate or Adjusted Warrant Certificate in lieu thereof.

9.       Elimination of Fractional Interests. Company shall not be required to issue stock certificates representing fractions of common stock upon the exercise of the Warrant Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrant Shares.

10.       Reservation of Securities. Company shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issuance upon the exercise of the Warrant Shares, such number of shares of its common stock as shall be issuable upon the exercise thereof. Company covenants and agrees that the Warrant Shares shall be duly and validly issued,

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fully paid, non-assessable and not subject to the preemptive rights of any holder of its common stock.

11.        Voting Rights and Notices to Warrant Holder. Nothing contained in this Warrant Agreement shall be construed as conferring upon the Warrant Holder by virtue of its holding the Warrant Agreement the right to vote or to consent or to receive notice as a holder of common stock of Company in respect of any meetings of such holders for the election of directors or any other matter, or as having any rights whatsoever as possessed by a shareholder of Company.

12.        Notices. All notices, requests, consents and other communications pursuant to this Warrant Agreement shall be in writing and shall be deemed to have been duly made and sent when delivered by email to Warrant Holder at Warrant Holder’s email address of record with Company, or by U.S. Certified Mail, return receipt requested: (i) If to Warrant Holder, to the address of Warrant Holder as shown on the books of the Company; or (ii) if to Company, to the address set forth on page 1 of this Warrant Agreement or to such other address as Company may designate by notice to Warrant Holder.

13.        Supplements and Amendments. The Company and Warrant Holder may from time to time supplement or amend this Warrant Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which Company and Warrant Holder may deem necessary or desirable. Any and all amendments and supplements shall be in writing and signed by the Parties.

14.        Successors. All of the covenants and provisions of this Warrant Agreement shall be binding upon and inure to the benefit of Company and Warrant Holder, and their respective successors and assigns.

15.        Governing Law. This Warrant Agreement, Warrant Certificate and any Adjusted Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of the State of Colorado without giving effect to the rules of the State of Colorado governing the conflicts of laws. The Parties submit to the jurisdiction of the Courts for the State of Colorado, County of Denver, to resolve any disputes regarding the interpretation or enforcement of this Agreement. Additionally, the Parties agree, prior to the filing of any action at law or equity regarding this Warrant Agreement, to submit their dispute to non-binding mediation with the JAG office located in Denver, Colorado. The Parties agree that the costs for any non-binding mediation shall be borne equally between them, and that the Parties shall bear their own respective costs for counsel, if any, and related party expenses.

16.        Entire Agreement; Modification. This Warrant Agreement contains the entire understanding between the Parties with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the Party against whom enforcement of the modification or amendment is sought.

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17.        Severability. If any provision of this Warrant Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant Agreement.

18.        Captions. The caption headings of the sections of this Warrant Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Warrant Agreement and shall be given no substantive effect.

19.        Benefits of this Warrant Agreement. Nothing in this Warrant Agreement shall be construed to give to any person or corporation other than Company and Warrant Holder any legal or equitable right, remedy or claim under this Warrant Agreement, and this Agreement shall be for the sole and exclusive benefit of Company and Warrant Holder.

20.        Counterparts. This Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Warrant Agreement to be duly executed as of May 30, 2018.

SPYR, INC.

By: _____________________________

Printed Name: James R. Thompson

Title: Chief Executive Officer and President

ACCEPTED AND AGREED TO BY:

WILLIAM D. MORELAND

By: ______________________________

Printed Name: WILLIAM D. MORELAND

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EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO: (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”); (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES); OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

WARRANT CERTIFICATE

This Warrant Certificate certifies that William D. Moreland (“Moreland”) or his assign(s) (“Warrant Holder”) is the registered Warrant Holder eligible to purchase at any time after May 30, 2018, (“Effective Date”), until 5:00 p.m. Mountain Standard Time on May 29, 2021 (“Expiration Date”), up to one million (1,000,000) shares of restricted common stock (“Warrant Shares”) of SPYR, Inc. (“Company”), at the following exercise prices: (i) 500,000 shares at fifty cents ($0.50) per Warrant Share; (ii) 250,000 shares at seventy-five cents ($0.75) per Warrant Share; and (iii) 250,000 shares at one dollar ($1.00) per Warrant Share (the “Exercise Price”), upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of Company, but subject to the conditions set forth herein and in the Warrant Agreement between Moreland and SPYR effective as of May 30 2018 (“Warrant Agreement”). Payment of the Exercise Price shall be made by certified check or official bank check in immediately available funds payable to the order of Company. No Warrant Shares may be exercised after 5:00 p.m. Mountain Standard Time on the Expiration Date defined in the Warrant Agreement, at which time all Warrant Shares evidenced hereby, unless exercised prior thereto, shall thereafter be void. The Warrant Shares evidenced by this Warrant Certificate are part of a duly authorized issuance of Warrant Shares to be issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of Company and Warrant Holder of the Warrant Shares. Upon the exercise of less than all of the Warrant Shares evidenced by this Warrant Certificate, Company shall promptly issue to Warrant Holder a new Warrant Certificate representing such number of unexercised Warrant Shares. Company may deem and treat the registered Warrant Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Warrant Holder hereof, and for all other purposes, and Company shall not be affected by any notice to the contrary. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

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IN WITNESS WHEREOF, Company has caused this Warrant Certificate to be duly executed as of May 30, 2018.

SPYR, INC.

By: _____________________________

Printed Name: James R. Thompson

Title: Chief Executive Officer and President

EXHIBIT A

ELECTION TO PURCHASE WARRANT SHARES

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ shares of common stock of Company and herewith tenders in payment for such Warrant Shares a certified check or official bank check payable to the order of SPYR, Inc. in the amount of $______________, all in accordance with the terms of the Warrant Agreement.

The undersigned requests that a stock certificate for such Warrant Shares be registered in the name of:

________________________________________ ;

Whose address of record is:

[Address] ________________________________________;

[City] _______________________________;

[State] ______________________________;

With a tax identification number or social security number of _________________________and

That such stock certificate be delivered to ________________________________________.

Dated:

Signature: ________________________ (Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant Certificate.)

Signature: ________________________ (Signature must conform in all respects to the name of Warrant Holder as specified on the face of the Warrant Certificate.)

EXHIBIT A

FORM OF ASSIGNMENT

(To be executed by the registered Holder if such Warrant Holder elects to transfer the Warrant Certificate.)

FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

the Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint as attorney to transfer the Warrant Certificate on the books of Company, with full power of substitution.

Dated: ________________

Signature:________________________ (Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant Certificate.)

Signature:________________________ (Signature must conform in all respects to name of Holder as specified on the face of the Warrant Certificate.)

SSN/TIN: ___________________________ (Insert Social Security or Other Identifying Number of Assignee)